EXHIBIT 10.04

                             SECURED PROMISSORY NOTE


New York, New York                                            September 28, 2004


     FOR VALUE RECEIVED, the undersigned, AES Management Buyout Company, Inc. (the "Borrower") promises to pay to the order of Embryo Development Corp. (the "Payee") at 305 Madison Avenue, New York, NY 10165, or at such other place as the Payee or any subsequent holder(s) of this Note may from time to time designate, the aggregate unpaid principal amount of all advances made by the Payee to the Borrower and endorsed on the Schedule of Advances under this Secured Promissory Note (the "Note"), which is annexed hereto and made a part hereof, together with interest on the unpaid principal balance outstanding at the rate of eight percent (8%) per annum until paid, commencing on the date hereof.

     Payment of principal and interest hereunder shall be made on the earlier of
(a) the first anniversary date hereof (the "Maturity Date"); or (b) immediately upon the occurrence of an Event of Default, as hereinafter defined. This Note is being made in conjunction with that certain Letter of Intent dated August 4, 2004 between Borrower and Payee (the "LOI"). The aggregate principal amount of this Note shall not exceed $300,000. In the event definitive agreement as contemplated by the LOI is not executed by January 31, 2005, the Maturity Date shall be accelerated and principal and accrued interest due on this Note shall be due and payable on March 1, 2005.

     This Note shall automatically become due and payable, without notice or demand and without the need for any action or election by the Payee or any subsequent holder(s) hereof, upon the occurrence at any time of any of the following events of default (each, an "Event of Default"):

     (1) Nonpayment or Nonperformance. (a) Failure to pay when due any payment of principal or interest due hereunder; or (b) failure in the performance or observance of any other term or condition, obligation, or covenant contained in this Note, the Security Agreement (as hereinafter described), or any other agreement securing, guaranteeing or otherwise pertaining to this Note;

     (2) Adverse Judgements. The rendering of a final judgement or judgements for payment of money aggregating in excess of $100,000 against any party liable hereon, whether as Borrower, endorser, guarantor, surety or otherwise, and the same is not discharged within a period of thirty
          (30) days unless, pending further proceedings, execution has not been commenced or if commenced has been effectively stayed;

     (3) Certain Transfers. Any transfer of property by any party liable hereon, whether as Borrower, endorser, guarantor, surety or otherwise, under circumstances which would entitle a trustee in bankruptcy or similar fiduciary to avoid such transfer under the Federal Bankruptcy Code, as amended, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing;

     (4) Bankruptcy. The commencement of proceedings in bankruptcy or for the reorganization of any party liable hereon, whether as Borrower, endorser, guarantor, surety or otherwise, or the readjustment of any of the debts of any of the foregoing parties, under the Federal Bankruptcy Code, as amended, or any party thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, by any of the foregoing parties, or against any of the foregoing parties, which shall not be discharged within thirty
          (30) days of their commencement;

     (5) Appointment of Receiver. The appointment of a receiver, trustee or custodian for any party liable hereon, whether as Borrower, endorser, guarantor, surety or otherwise, or for any substantial part of the assets of any of the foregoing parties, or the institution of the proceedings for the dissolution or the full or partial liquidation of any of the foregoing parties, and such receiver or trustee shall not be discharged within thirty (30) days of his or its appointment, or such proceedings shall not be discharged within thirty (30) days of their commencement, or the discontinuance of the business or the material change in the nature of the business of any foregoing parties;

     (6) Merger. Any merger, consolidation or other business combination or sale of all or substantially all of the assets of the Borrower.

     (7) Dissolution. The liquidation, termination or dissolution of the Borrower.

     This Note is secured by a Security Agreement in favor of the Payee or any subsequent holder(s) hereof of even date herewith, the terms of which are incorporated herein by reference, covering certain rights and assets referred to therein (the "Collateral"). Said Security Agreement contains provisions for the acceleration of the Maturity Date hereof upon the happening of certain stated events.

     If this Note is not paid when due, the Borrower promises to pay all costs and expenses of collection, including, without limitation, actual attorneys' fee and expenses, incurred by the Payee or any subsequent holder(s) hereof on account of such collection, whether or not suit is filed hereon.

     No single or partial exercise of any power hereunder or under the Security Agreement shall preclude other or further exercise thereof or the exercise of any other power. No delay or omission on the part of the Payee or any subsequent holder(s) hereof in exercising any right hereunder or under the Security Agreement shall operate as a waiver of such right or of any other right under this Note or under the Security Agreement. The release of any party liable on this Note or under the Security Agreement shall not operate to release any other party liable hereon or thereon. The acceptance of any amount due and payable hereunder shall not operate as a waiver with respect to any other amount of money then owing and unpaid.

     Presentment, demand, protest, notices of protest, dishonor and nonpayment of this Note and all notices of every kind are hereby waived by all parties to this Note, whether the undersigned Borrower, endorser, guarantor, surety or otherwise, except as provided herein. To the extent permitted by applicable law, the defense of the statute of limitations is hereby waived by the Borrower.

     Principal and interest evidenced hereby is payable only in lawful money of the United States. The receipt of a check shall not, in itself, constitute payment hereunder unless and until paid in good funds.

     Whenever any payment on this Note shall be stated to be due on a day which is not a business day, such payment shall be made on the next succeeding business day.

     This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof. In any action brought under or arising out of this Note, the Borrower hereby consents to the in personam jurisdiction of any state or federal court sitting in Nassau County, State of New York, waives any claim or defense that such forum is not convenient or proper, and consents to service of process by any means authorized by New York law.

     THE BORROWER HEREBY WAIVES, AND COVENANTS THAT THE UNDERSIGNED WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS NOTE OR THE SECURITY AGREEMENT, THE SUBJECT MATTER HEREOF OR THEREOF OR ANY DOCUMENT RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR IN TORT OR OTHERWISE.

                                AES Management Buyout Company, Inc.


                                By: ___________________________________
                                      Name:
                                      Title:

                              Schedule of Advances
                              --------------------

1.      $100,000 as of September 28, 2004
        Acknowledged and Accepted:
        AES Management Buyout Company, Inc.

        By________________________
              Name:
              Title:

2.      $50,000 as of October 6, 2004 Acknowledged and Accepted:
        AES Management Buyout Company, Inc.

        By________________________
              Name:
              Title:

3.      $150,000 as of October 22, 2004 Acknowledged and Accepted:
        AES Management Buyout Company, Inc.

        By________________________
              Name:
              Title:


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

                      AES Management Buyout Company, Inc.




                                        September 28, 2004

Embryo Development Corp.
305 Madison Avenue
New York, NY  10165



                             Re: Security Agreement

Gentlemen:

To secure the payment of our obligations to you under that certain secured promissory note, dated September 28, 2004, between you and us (the "Note"), and to secure the performance of all obligations in your favor under any other agreement securing, guaranteeing or otherwise pertaining to the Note, the undersigned hereby grants you a continuing first lien and security interest in all accounts ("Accounts"), inventory ("Inventory"), furniture, fixtures and equipment ("Equipment"), general intangibles ("General Intangibles"), patents, investment property ("Investment Property"), instruments, documents and chattel paper, including, without limitation, all goods represented thereby and all goods that may be reclaimed or repossessed from or returned by account debtors and all proceeds, products, rents and profits thereof (as all such terms are defined in the New York State Uniform Commercial Code), except that such lien shall be subordinate with respect to those assets secured under that certain security agreement in favor of Aladdin Systems Holdings, Inc. securing a $1.1 million obligation, (the "Collateral"). All obligations secured hereby are collectively referred to herein as the "Obligations." Nothing herein shall be deemed to require that we take any action or forebear from taking any action that will put us in default under our obligation to Aladdin Systems Holding, Inc. nor shall any action mandated under our obligations to them be deemed an event of default hereunder except where such action results in a diminishment of your security in the other elements constituting the Collateral.

     We agree that from time to time, at our expense, we will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as you may request, in order to perfect and preserve the security interest granted or purported to be granted hereby. We hereby authorize you to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without our signature where permitted by law. A carbon,

                                                     Security Agreement - Page 1
photographic or other reproduction of this Agreement or any financing statements covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     Upon payment or performance in full of all of the Obligations, you will, at our request and expense, release the security interest granted herein and execute such termination statements as may be necessary therefor.

     We hereby warrant to you that (i) we own the Collateral free and clear of all liens, restrictions and limitations, except those limitations and exclusions set forth above; (ii) this Agreement has been duly authorized and constitutes our legal, valid and binding obligation enforceable against us in accordance with its terms; (iii) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the grant of a security interest by us in the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by us or for your exercise of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement or the Note; (iv) the grant of a security interest in the Collateral to you pursuant to this Agreement creates a valid and perfected priority security interest in your favor in the Collateral securing the payment of the Note and the Obligations; and (v) there are no options, warrants, privileges or other rights outstanding pursuant to which any of the Collateral may be acquired.

     We also agree that we will not transfer, assign or further encumber any of our rights in any of the Collateral except pursuant to this Agreement.

     We will take such actions and execute such additional documents as you may request in connection with this Agreement or to enforce your rights hereunder. If we fail to take any such action or execute any such document, we hereby authorize you to do so in our name and on our behalf.

     We hereby represent and warrant to you that there is no action, legal, administrative or other proceeding pending or threatened against our title to the Collateral or against our grant of a security interest therein hereunder, nor do we know of any basis for the assertion of any such claim.

     We covenant that so long as any Obligation remains outstanding:

     (1) Protection of Security and Legal Proceedings. We will, at our own expense, take any and all actions necessary to preserve, protect and defend your security interest in the Collateral and the perfection and priority thereof against all adverse claims, including appearing in and defending any and all actions and proceedings which purport to affect any of the foregoing. We will promptly reimburse you for all sums, including costs, expenses and actual attorneys' fees, which you may pay or incur in defending, protecting or enforcing your security interest in the Collateral or perfection or the priority thereof, or in discharging any prior or subsequent lien or adverse claim against the Collateral or any part thereof, or by reason of becoming or being made a party to or intervening in any action or proceeding affecting

                                                     Security Agreement - Page 2
          the Collateral or your rights therein, all of which actions we hereby agree that you will have the right to take in your sole and absolute discretion;

     (2) Payment of Taxes. We shall pay or cause to be paid all taxes and other levies with respect to the Collateral when the same become due and payable;

     (3) Use and Maintenance of Collateral. We shall: (A) comply with all laws, statutes and regulations pertaining to our use and ownership of the Collateral and our conduct of our business; (B) properly care for and maintain all of the Collateral in good condition, free of misuse, abuse, waste and deterioration, reasonable wear and tear of intended use excepted; and (C) keep accurate and complete books and records pertaining to the Collateral in accordance with generally accepted accounting principles;

     (4) Inspection. We shall give you such information as may be requested concerning the Collateral and shall at all reasonable times and upon reasonable notice permit you and your agents and representatives to enter upon any premises upon which the Collateral is located for the purpose of inspecting the Collateral. Furthermore, you shall at all reasonable times on reasonable notice have full access to and the right to audit any and all of our books and records pertaining to the Collateral; provided, however, that any such action which involves communicating with our customers shall be carried out by you through our independent auditors unless an Event of Default (as such term is defined in the Note) occurs and is continuing, in which case you shall then have the right directly to notify such obligors; and

     (5) Sale or Hypothecation of Collateral. We shall not directly or indirectly, whether voluntarily, involuntarily, by operation of law or otherwise sell, assign, transfer, exchange, lease, lend, or grant any option with respect to or dispose of any of the Collateral (other than inventory items sold or leased in the ordinary course of our business), or any of our rights therein, nor create or permit to exist any lien on or with respect to any of the Collateral, except for the lien in favor of you.

     You and your permitted successors and assigns will have all of the rights, powers and privileges of a secured party under the New York Uniform Commercial Code in force and effect from time to time with respect to the security interest granted by this Agreement. Upon the occurrence of any Event of Default under the Note, you may, after giving notice of your intention to do so, take any reasonable action which you may deem necessary for the maintenance, preservation and protection of any of the Collateral or your security interest therein, and you will retain all of your rights under the New York Uniform Commercial Code, including, without limitation, the right to transfer any of the Collateral into your name or the name of your nominee and to sell any of the Collateral at a public or private sale on such terms as you deem appropriate. At any such sale you may be the purchaser.

     You will not be  required  to  resort to or  pursue  any of your  rights or


                                                     Security Agreement - Page 3
remedies under or with respect to any other security for or guaranty of payment of any of the obligations secured by this Agreement before pursuing any of your rights or remedies under this Agreement.

     This Agreement and your rights and obligations hereunder will be governed by and construed in accordance with the laws of the State of New York. We agree that any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York and of the United States having jurisdiction in the City and County of New York, State of New York and for the purpose of any such legal action or proceeding, we hereby waive any claim or defense that such forum is not convenient or proper. We agree that any such court shall have in personam jurisdiction over us and that service of process may be effected in any manner authorized by New York law.

     This Agreement will be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

     THE UNDERSIGNED HEREBY WAIVES, AND COVENANTS THAT THE UNDERSIGNED WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SUBJECT MATTER HEREOF, ANY DOCUMENT RELATING HERETO OR ANY OBLIGATION, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR IN TORT OR OTHERWISE.

     If the foregoing is acceptable to you, please sign the enclosed copy of this letter in the space provided below, whereupon this letter will become an agreement between us as of the date first above written.


                                        Very truly yours,

                                        AES Management Buyout Company, Inc.



                                        By: /s/
                                            ------------------------------
                                                  Name:
                                                  Title: President


AGREED AND ACCEPTED:
Embryo Development Corp.

By:_____________________
        Name:
        Title:


                                                     Security Agreement - Page 4